UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. [ ])

[xx] Filed by Registrant

[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement                                                                        [ ] Confidential, for Use of the Commission
                                                                                                                        Only (as permitted by Rule 14a-6(e)2))

[ ] Definitive Proxy Statement

[xx] Definitive Additional Materials (Amendment #1)

[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Citizens Financial Services, Inc.

(Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[xx] No filing fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

[Page]

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule previously.
Identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

[Page]
                                                                         March 20, 2000

Dear Shareholders of Citizens Financial Services, Inc.:

Attached to the bottom of this letter is a new proxy card with respect to the business to be conducted at the Annual Meeting of Shareholders of Citizens Financial Services, Inc. to be held on Tuesday, April, 18, 2000 at 12:00 p.m., prevailing time, at the Tioga County Fairgrounds Youth Building, Whitneyville, Pennsylvania 16901.

You may have already received your proxy materials for this meeting. However, the proxy card inadvertently omitted a place to vote with regard to the proposal to amend Article Twelfth of the Articles of Incorporation to change the mandatory retirement age for directors. Therefore, we are providing you with this proxy card and return envelope so that you may vote on the issue. We apologize for any inconvenience this may have caused you.

We urge you to mark, sign, date and promptly return this proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes. If you have already voted and returned your proxy, please also complete this proxy and return it to the corporation as your later-dated proxy will supercede your earlier proxy.

If you have any questions, please contact Richard E. Wilber, President and Chief Executive Officer, at 15 South Main Street, Mansfield, Pennsylvania 16933, or telephone: 800-326-9486.

Very truly yours,

/s/ Richard E. Wilber

Richard E. Wilber,
President and Chief Executive Officer
[Page]

CITIZENS FINANCIAL SERVICES, INC.

PROXY

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 18, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Terry B. Osborne and Thomas C. Lyman and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Citizens Financial Services, Inc. that the undersigned may be entitled to vote at the corporation's Annual Meeting of Shareholders to be held at the Tioga County Fairgrounds Youth Building, Whitneyville, Pennsylvania 16901 on Tuesday, April 18, 2000, at 12:00 p.m., prevailing time, and at any adjournment or postponement of the meeting as follows:

1. Election of Class 3 Directors to Serve for a Three-Year Term.

   Bruce L. Adams and William D. Van Etten

   [ ] FOR all nominees                                                                          [ ] WITHHOLD AUTHORITY
                                                                                                               listed above (except to vote for all nominees listed
                                                                                                              as marked to the above contrary below)

The Board of Directors recommends a vote FOR these nominees.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

                                                   ---------------------------------------------------------------

2.  Proposal to amend Article Twelfth of the Articles of Incorporation of Citizens Financial Services, Inc., as amended, to change the mandatory retirement age for Directors.

      [ ] FOR                                [ ] AGAINST                                           [ ] ABSTAIN

The Board of Directors recommends a vote FOR this proposal.

3.  In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED CANDIDATES AND FOR PROPOSAL NO. 2.

                                                                                                             Dated: ______________________, 2000

                                                                                                                         ___________________________

Number of Shares Held of Record                                                                   ___________________________
on March 8, 2000 (Indicated Above)                                                                 Signature(s) (Seal)

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.